U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K/A


                                   CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): September 13, 2002


                            POINT GROUP HOLDINGS, INCORPORATED
                               (formerly Syconet.com, Inc.)
                 (Exact name of registrant as specified in its charter)


                                          Nevada
                (State or jurisdiction of incorporation or organization)


                                          0-29113
                                 (Commission File Number)


                                         54-1838089
                        (I.R.S. Employer Identification Number)


      2240 Shelter Island Drive, Suite 202 San Diego, California      92106
            (Address of principal executive offices                (Zip Code)


                    Registrant's telephone number:  (619) 269-8692


            (Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 13, 2002, the Registrant entered into an acquisition agreement with the shareholders of AmCorp Group, Inc., a privately held Nevada corporation. Under the terms of this agreement, on the closing date, the parties exchanged common stock on a 1-for-1 basis, with AmCorp selling to the Registrant all of its issued and outstanding shares representing in the aggregate 78,300,000 and the Registrant selling to the shareholders of AmCorp 78,300,000 shares of its restricted common stock. Also under this agreement, 46,980,000 shares to be immediately delivered to these shareholders by the Registrant, with the remaining 31,320,000 shares to be delivered to an escrow agent (designated by the parties at the time of closing) to be held in escrow until certain benchmarks are attained.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     The Registrant has determined that this acquisition must comply with Rule 3.05(b)(1)(iii) of Regulation S-X, and therefore audited financial statements of AmCorp are being furnished for the period from date of inception (July 12, 2002) through September 30, 2002 (its fiscal year end). Pro forma financial information is also being furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Point Group Holdings, Incorporated


Dated: May 9, 2003                     /s/ John Fleming
                                       John Fleming, President

                              EXHIBIT INDEX

Number                          Exhibit Description

2 Acquisition Agreement between the Registrant and shareholders of AmCorp Group, Inc., dated September 13,
      2002 (incorporated by reference to Exhibit 2 of the Form 8-
      K filed on September 23, 2002).

                                George Brenner, CPA
                            A Professional Corporation
                         10680 W. PICO BOULEVARD, SUITE 260
                           LOS ANGELES, CALIFORNIA 90064
                          310/202-6445 - Fax 310/202-6494

                           REPORT OF INDEPENDENT AUDITOR

Board of Directors
AMCORP GROUP, INC.
(A Development Stage Company)
San Diego, CA

I have audited the accompanying balance sheet of AMCorp Group, Inc., a Nevada corporation (a development-stage company) as of September 30, 2002 and the related statements of operations, stockholders' equity, and cash flows for the period from July 12, 2002 (date of inception of AMCorp Group, Inc.) through September 30, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of AMCorp Group, Inc. as of September 30, 2002 and the results of its operations, stockholders' equity and cash flows from inception (July 12, 2002) through September 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in
Note 2E to the financial statements, the Company's losses from development-stage activities raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.
Management's plans in this regard are also discussed in Note 1A.


/s/  George Brenner, C.P.A.
George Brenner, C.P.A.
Los Angeles, California
November 6, 2002


                                  AMCORP GROUP, INC.
                            (A Development Stage Company)
                                    BALANCE SHEET
                                 SEPTEMBER 30, 2002


                                       ASSETS


Current Assets                                            $      0

Total Assets                                                     0

                         LIABILITIES AND STOCHOLDERS' EQUITY

Current Liabilities                                              0

Total Liabilities                                                0

Stockholders' Equity
  Common stock ($0.001, 80,000,000 shares authorized,            0
  78,300,000 issued and outstanding                         78,300
  Additional Paid In Capital                                     0
  Accumulated Deficit                                      (78,300)
  Total Stockholders' Equity                                     0

Total Liabilities And Stockholders' Equity                       0

               See Accompanying Notes to Financial Statements

                             AMCORP GROUP, INC.
                       (A Development Stage Company)
                          STATEMENT OF OPERATIONS


                                                       From Inception
                                                       (July 12, 2002)
                                                    to September 30, 2002


Revenue                                                $          0

Operating Expenses
  Stock For Services - Professional Fees                     78,300

Net Loss Before Taxes                                      (78,300)

Provision For Income Taxes
  Federal                                                        0
  State                                                          0

Net Loss                                                   (78,300)

Basic and diluted loss per common share                      (0.01)

Basic and diluted weighted average
 common shares outstanding                              78,300,000

            See Accompanying Notes to Financial Statements

                            AMCORP GROUP, INC.
                        (A Development Stage Company)
              STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIENCY






                                        Common        Common     Paid-In      ccumulated     Stockholder's
                                        Shares        Stock      Capital        Deficit           Equity

Balance, July 12, 2002                       0        $     0   $   0        $        0        $       0

Common stock issued to
   founders for services            78,300,000         78,300       0                             78,300
Net (Loss) for the period
   from July 12, 2002,
   inception, through
   September 30, 2002                                                           (78,300)         (78,300)

Balance,
   September 30, 2002               78,300,000         78,300       0           (78,300)               0




                                  See Accompanying Notes to Financial Statements


                                             AMCORP GROUP, INC.
                                       (A Development Stage Company)
                                           STATEMENT OF CASH FLOWS


                                                       From Inception
                                                       (July 12, 2002)
                                                    to September 30, 2002

Cash Flows from Operations

 Net Loss                                                 $(78,300)
 Adjustments to Reconcile Net Loss to
 Net Cash Used by Operating Activities:
 Stock Issued for Services                                  78,300
 Net Cash (Used) in Operating Activities                         0

Cash Flows From Investing Activities                             0

Cash Flows From Financing Activities                             0

Net Increase in Cash                                             0
Cash-Beginning of Period                                         0
Cash-End of Period                                               0

Non Monetary Transactions:
 Issue of 78,300,000 shares of stock for services
   at $0.001 per share                                      78,300

Income Taxes Paid                                                0

              See Accompanying Notes to financial Statements


                            AMCORP GROUP, INC.
                       (A Development Stage Company)
                      NOTES TO FINANCIAL STATEMENTS

1.  BUSINESS AND HISTORY

A.  Business

AMCorp Group, Inc., a Nevada corporation (the "Company") incorporated in July 2002, is a management consulting company that provides management services to businesses that have an operating history and can substantiate future performance in their respective industries.

The Company participates in companies in various fields of business by providing executive-level managerial assistance as well as arranging for and contributing capital investment. Potential ventures are evaluated based on the ability of the business to be viable and reach significant milestones set forth in their business plans through strong intellectual property rights and experienced management. The Company also continually seeks out and evaluates investment opportunities that have the potential of earning reasonable returns. The Company also has plans to raise capital specifically for the purpose of permitting it to start new ventures and make investments in portfolio companies that it believes are attractive based upon its investment criterion.

The Company consults in ventures that have at least a two-year operating history and a need for experienced managerial assistance. Identifying and developing each new business opportunity may require the Company to arrange certain amounts of financial resources, require management attention, and personnel, with no assurance that these expenditures and efforts will be profitable. Consequently, the selection of companies and the determination of whether a company offers a viable business plan, an acceptable likelihood of success and future profitability involves inherent risk and uncertainty.

B.  History

In September 2002 the Company was acquired by Syconet.Com, Inc.
("SYCD"), a Nevada corporation. SYCD is an SEC reporting company. The acquisition price will be paid for with 78,300,000 shares of SYCD's common stock payable as follows:

46,980,000 shares released immediately, and 31,320,000 shares held in escrow contingent upon the Company reaching certain benchmarks. If these benchmarks are not reached, the transaction will be rescinded.

In substance, the above transaction is considered to be a capital transaction rather than a business combination. Consequently, the transaction is considered a reverse takeover and the accounting treatment will be as if AMCorp Group, Inc. acquired Syconet.Com., Inc.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  Accounting Period

The Company's fiscal year-end is September 30th. The accompanying financial statements include the periods from inception, July 12, 2002 through September 30, 2000.

B.  Development Stage Company

The accompanying financial statements have been prepared in accordance with the Statement of Financial Accounting Standards
("SFAS") No. 7, "Accounting and Reporting by Development-Stage
Enterprises". A development-stage enterprise is one in which planned principal operations have not commenced or if its operations have commenced, there has been no significant revenue there from.
Development-stage companies report cumulative costs from the enterprise's inception.

C.  Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  New Accounting Pronouncements

On July 20, 2001, the Financial Accounting Standards Board ("FASB") issued SFAS 141, "Business Combinations", and SFAS 142, "Goodwill and Intangible Assets". SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for fiscal years beginning after December 15, 2001; however, certain provisions of the Statement apply to goodwill and other intangible assets acquired between July 1, 2001 and the effective date of SFAS
142. Major provisions of these Statements and their effective dates for the Company are as follows:

All business combinations initiated after June 30, 2001 must use the purchase method of accounting. The pooling of interest method of accounting is prohibited except for transactions initiated before July 1, 2001.

Intangible assets acquired in a business combination must be recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity and can be sold, transferred, licensed, rented or exchanged, either individually or as part of a related contract, asset or liability.

Goodwill, as well as intangible assets with indefinite lives, acquired after June 30, 2001, will not be amortized. Effective
January 1, 2002, all previously recognized goodwill and intangible assets with indefinite lives will no longer be subject to amortization.

Effective January 1, 2002, goodwill and intangible assets with indefinite lives will be tested for impairment annually and whenever there is an impairment indicator.

All acquired goodwill must be assigned to reporting units for purposes of impairment testing and segment reporting.

E.  Continuing Existence

The Company is a development-stage company with no revenue to date and no working capital.

The above financial factors raise a substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Management's plans to continue in existence are based on obtaining profitable operations from companies yet to be acquired. There can be no assurance these plans will be successful.

F.  Recording of Revenue

The Company's primary source of revenue, if successful, will be derived from consulting services paid in cash and shares of stock. The stock will be valued at market value and the stock remaining in the Company's portfolio will be valued at mark to market.

3.  STOCK FOR SERVICES

Stock given to the founders for professional services (78,300,000 shares) are all valued at $0.001 per share. This is the par value of SYCD's common stock

4.  INCOME TAXES

Because of ownership change, the operating loss, if any for tax purposes, will not qualify as carry forwards under the Internal
Revenue Code.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the outstanding common shares of Amcorp Group, Inc., a Nevada corporation ("Amcorp"), in exchange for 78,300,000 shares of common stock of Point Group Holdings, Inc. (formerly Syconet.com, Inc.), a Nevada corporation ("PGHI").

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of Amcorp, which closed on September 13, 2002 was accounted for as a reverse acquisition as the former stockholders of Amcorp controlled the voting common shares of the Company immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical unaudited financial statements of Amcorp and PGHI included in this memorandum.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on December 31, 2001. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of PGHI for the nine months ended September 30, 2002 and Amcorp for the nine months ended September 30, 2002.

                          POINT GROUP HOLDINGS, INC.
                         (formerly Syconet.com, Inc.)
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          AS OF DECEMBER 31, 2001

                                           ASSETS






                                           Point Group       Amcorp            Pro forma       (Unaudited)
                                          Holdings, Inc.    Group, Inc.       Adjustments       Pro forma
Current assets:
   Cash and cash equivalents             $            -     $        -       $         -                -
     Total current assets                             -              -                                  -

           Total assets                               -              -                                  -

                  LIABILITIES AND STOCKHOLDERS' EQUITYCurrent liabilities

  Accounts payable                              848,781              -                            848,781
  Stock subscription refund payable              18,700              -                             18,700
  Current portion of long-term debt              44,041              -                             44,041
           Total current liabilities            911,522              -                            911,522

          Total Liabilities                     911,522              -                            911,522

Shareholders' equity
  Common stock, $0.001 par value                  4,117         78,300                             82,417
  Additional paid in capital                  6,756,761              -        (6,756,761) (1)           -
  Treasury stock                                      -              -                                  -
  Accumulated (deficit)                      (7,672,400)       (78,300)        6,756,761  (1)    (993,940)
    Total shareholders' equity (deficit)
                                               (911,522)             -                           (911,523)

  Total liabilities and shareholders' equity          -              -                 -               (1)





                   See Accompanying Notes to Pro Forma Financial Statements


                                    POINT GROUP HOLDINGS, INC.
                                   (formerly Syconet.com, Inc.)
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002



                                           Point Group       Amcorp            Pro forma       (Unaudited)
                                          Holdings, Inc.    Group, Inc.       Adjustments       Pro forma

Sales                                    $            -    $         -                          $       -

Cost of sales                                         -              -                                  -

           Gross Profit                               -              -                                  -

Expenses:

Selling general and administrative expenses      50,076         78,300                            128,376

           Net loss                            (50,076)        (78,300)                  -       (128,376)

Basic and diluted (loss) per common share        (0.00)          (0.00)    $                        (0.00)

Weighted average number of
    common shares outstanding               51,449,436       78,300,000                       153,631,648





                See Accompanying Notes to Pro Forma Financial Statements


                                 POINT GROUP HOLDINGS, INC.
                                (formerly Syconet.com, Inc.)
                           NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1

To reflect the recapitalization of Point Group Holdings, Inc. ("PGHI") with the book value of net assets of Amcorp Group, Inc. ("Amcorp") at the acquisition date. Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of PGHI that would affect the pro forma statement of operations.